                                 HIGHMARK FUNDS

                                  Equity Funds
                               Fixed Income Funds

                      Supplement dated August 25, 1998 to
                Retail Shares Prospectus dated November 30, 1997

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

    CAPITALIZED TERMS USED HEREIN HAVE THE SAME MEANING AS IN THE PROSPECTUS

     Effective August 25, 1998, the information under "Alternative Sales Charge Options -- Front-End Sales Charge Waivers" on page 33 of the Prospectus is hereby amended as follows:

(8) Investors purchasing Class A Shares with proceeds from a redemption of Shares of another open-end investment company (other than HighMark Funds) on which a sales charge was paid. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

HMR-898